Exhibit 10.2

AMENDMENT NO. 1 AND WAIVER

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 AND WAIVER to CREDIT AGREEMENT (the “Amendment”), dated as of August 25, 2009, is entered into by and among Zebra Technologies Corporation (the “Borrower”), the below-defined “Lenders” that are signatories hereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”). Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the financial institutions from time to time party thereto as “Lenders” (the “Lenders”), and the Agent are parties to a Credit Agreement dated as of August 14, 2008 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower did not furnish to the Lenders and the Agent the certificate from an accounting firm required by Section 5.01(d) of the Credit Agreement for fiscal year 2008 (the “2008 Accounting Certificate Default”);

WHEREAS, the Borrower has requested that the Lenders and the Agent waive the 2008 Accounting Certificate Default, and that the Lenders and the Agent amend the Credit Agreement in certain respects; and

WHEREAS, the Lenders and the Agent are willing to provide such waiver and amend certain provisions of the Credit Agreement, in each case on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment to Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the condition to effectiveness set forth in Section 3 below, Section 5.01(d) of the Credit Agreement is hereby amended in its entirety as follows:

(d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default under or in respect of Section 6.11 hereof (which certificate may be limited to the extent required by accounting rules or guidelines);

2. Waiver. Effective as of the date first above written, and subject to the satisfaction of the condition to effectiveness set forth in Section 3 below, the Lenders and the Agent hereby waive the 2008 Accounting Certificate Default. This waiver shall not be deemed to constitute a waiver of any other Default or Event of Default or any future breach of the Credit Agreement or any other Loan Document (including any future breach of Section 5.01(d)). The agreement to the terms hereof by the Agent and the Lenders shall not establish a custom or course of dealing among the Agent, any Lender or the Borrower or any other Person.

3. Condition to Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received executed copies of this Amendment from the Borrower and the Required Lenders.

4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) The Credit Agreement, as previously executed and as amended and modified hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Upon the effectiveness of this Amendment, and giving effect to the waiver provided hereby, (i) no Default or Event of Default has occurred and is continuing under the terms of the Credit Agreement, (ii) the Borrower hereby reaffirms its obligations and liabilities under the Credit Agreement (as amended hereby) and the other Loan Documents and (iii) all representations and warranties in the Credit Agreement are true and correct in all material respects as of the date hereof, other than those which expressly speak to an earlier date (in which case, the Borrower represents and warrants that such representations and warranties were true and correct in all material respects as of such earlier date).

5. Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b) Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

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6. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, arrangement and execution of this Amendment.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy of any signature hereto shall have the same effect as the original of such signature.

10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

11. Subsidiary Guaranty Reaffirmation. By its execution hereof, each Subsidiary Guarantor reaffirms the terms and conditions of the Subsidiary Guaranty and each other Loan Document executed by it, and acknowledges and agrees that the Subsidiary Guaranty and each other Loan Document executed by it remains in full force and effect, gives effect to this Amendment, and is hereby ratified, reaffirmed and confirmed.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ZEBRA TECHNOLOGIES CORPORATION, as the Borrower		ZEBRA ENTERPRISE SOLUTIONS LLC (f/k/a NAVIS LLC), as a Subsidiary Guarantor

By:	/s/ Michael Smiley	By:	/s/ Michael Smiley
Name:	Michael Smiley	Name:	Michael Smiley
Title:	Chief Financial Officer	Title:	Vice President and Treasurer

ZEBRA ENTERPRISE SOLUTIONS CORP. (f/k/a WHERENET CORP.), as a Subsidiary Guarantor		ZEBRA TECHNOLOGIES INTERNATIONAL, LLC, as a Subsidiary Guarantor

By:	/s/ Todd Naughton	By:	/s/ Todd Naughton
Name:	Todd Naughton	Name:	Todd Naughton
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

ZIH CORP., as a Subsidiary Guarantor		ZEBRA ENTERPRISE SOLUTIONS HOLDINGS LLC (f/k/a NAVIS HOLDINGS, LLC), as a Subsidiary Guarantor

By:	/s/ Noel Elfant	By:	/s/ Michael Smiley
Name:	Noel Elfant	Name:	Michael Smiley
Title:	Vice President and Secretary	Title:	Vice President and Treasurer

Signature Page to Amendment No. 1 and Waiver

Zebra Technologies

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as a Lender, as the Swingline Lender and as the Issuing Bank

By:	/s/ Nathan Margol
Name: Nathan Margol
Title: Vice President

Signature Page to Amendment No. 1 and Waiver

Zebra Technologies

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Cliff Hoppe
	Name:	Cliff Hoppe
	Title:	Second Vice President

Signature Page to Amendment No. 1 and Waiver

Zebra Technologies

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Megan Collins
	Name:	Megan Collins
	Title:	Vice President

Signature Page to Amendment No. 1 and Waiver

Zebra Technologies

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Edmund H. Lester
	Name:	Edmund H. Lester
	Title:	Senior Vice President

Signature Page to Amendment No. 1 and Waiver

Zebra Technologies

RBS CITIZENS, N.A., as a Lender

By:	/s/ David B. Beatty
	Name:	David B. Beatty
	Title:	Vice President

Signature Page to Amendment No. 1 and Waiver

Zebra Technologies